                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                           Southside Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                           SOUTHSIDE BANCSHARES, INC.
                            1201 South Beckham Avenue
                               Tyler, Texas 75701





                                 March 18, 2003





Dear Shareholders:


         You are cordially invited to attend the Annual Meeting of Shareholders of Southside Bancshares, Inc., which will be held at Willow Brook Country Club, 3205 West Erwin Street, Tyler, Texas on April 17, 2003, at 4:00 p.m. Matters to be considered at the meeting include:


         1. Election of four directors to serve until the 2006 Annual Shareholders' Meeting.

         2. Transaction of other business that may properly come before the meeting or any adjournments.


         Your attendance and vote are important and you are encouraged to vote by completing the enclosed proxy card and returning it in the envelope provided. Shareholders of record for our common stock at the close of business on March 12, 2003 are entitled to vote at the meeting.

         Management will also report on operations and other matters affecting the Corporation, as well as respond to your questions. After the meeting, our officers, directors and the Corporation's independent auditors will be available to visit with you.


Sincerely yours,

/s/ B. G. HARTLEY

B. G. Hartley
Chairman of the Board

                           SOUTHSIDE BANCSHARES, INC.
                            1201 South Beckham Avenue
                               Tyler, Texas 75701



                                     NOTICE
                                       OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 APRIL 17, 2003


         THE ANNUAL MEETING OF SHAREHOLDERS OF SOUTHSIDE BANCSHARES, INC. WILL BE HELD AT WILLOW BROOK COUNTRY CLUB, 3205 WEST ERWIN STREET, TYLER, TEXAS, ON APRIL 17, 2003 AT 4:00 P.M., LOCAL TIME, TO CONSIDER AND VOTE UPON THE FOLLOWING
MATTERS:


         1. To elect four directors to serve until the 2006 Annual Shareholders' Meeting.

         2. To transact other business that may properly come before the meeting or any adjournments.


         Only shareholders of common stock registered on the Corporation's books as owners of shares at the close of business on March 12, 2003 are entitled to vote at the meeting.

         Please date, sign, and return the enclosed proxy immediately in the envelope provided. It is important that you sign and return the proxy, even though you actually plan to attend the meeting in person. You may revoke the proxy at any time before the proxy is exercised by giving written notice to the Secretary of the Corporation or by advising the Secretary at the meeting.


                                         By Order of the Board of Directors


                                               /s/ B. G. Hartley
                                    --------------------------------------------
                                                   B. G. Hartley
                                               Chairman of the Board


Tyler, Texas
March 18, 2003


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS REQUESTED THAT THE ENCLOSED FORM OF PROXY BE PROPERLY EXECUTED AND PROMPTLY RETURNED TO COMPUTERSHARE TRUST COMPANY, INC., TRANSFER AGENT, IN THE ENCLOSED ADDRESSED ENVELOPE.

                           SOUTHSIDE BANCSHARES, INC.
                            1201 South Beckham Avenue
                               Tyler, Texas 75701



                                 PROXY STATEMENT

                                     FOR THE

                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 17, 2003



TO OUR SHAREHOLDERS:

This Proxy Statement is being furnished to shareholders of common stock of Southside Bancshares, Inc. (the "Corporation") in connection with the Annual Meeting of Shareholders of common stock (the "Annual Meeting") to be held on April 17, 2003, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders of Common Stock, and at any adjournments thereof. This Proxy Statement and applicable form of proxy are first being sent to the shareholders of common stock of the Corporation on or about March 18, 2003.


                              REVOCABILITY OF PROXY

IF YOUR PROXY IS EXECUTED AND RETURNED, IT WILL BE VOTED AS YOU DIRECT. IF NO DIRECTION IS PROVIDED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO VOTING ON ANY OTHER MATTERS PRESENTED FOR VOTE. ADDITIONALLY, IF YOUR PROXY IS EXECUTED AND RETURNED, IT WILL BE VOTED TO APPROVE THE MINUTES OF THE LAST SHAREHOLDERS' MEETING. THIS VOTE WILL NOT AMOUNT TO A RATIFICATION OF THE ACTION TAKEN AT THAT MEETING NOR WILL IT INDICATE APPROVAL OR DISAPPROVAL OF THAT ACTION. YOUR PROXY MAY BE REVOKED BY NOTICE IN WRITING, TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE AT ANY TIME, OR BY ADVISING THE SECRETARY AT THE MEETING THAT YOU WISH TO REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. YOUR ATTENDANCE AT THE MEETING WILL NOT CONSTITUTE AUTOMATIC REVOCATION OF THE PROXY.


                         PERSONS MAKING THE SOLICITATION

The Board of Directors is soliciting the proxy. The cost of soliciting your proxy will be borne entirely by the Corporation and no other person or persons will bear such costs either directly or indirectly. In addition to the use of the mail, proxies may be solicited by personal interview, telephone and telegram by officers and employees of the Corporation.

                      OUTSTANDING SHARES AND VOTING RIGHTS

The close of business on March 12, 2003 has been fixed as the record date for determining the shareholders of common stock of the Corporation entitled to notice of and to vote at the Annual Meeting. Holders of common stock are entitled to one vote per share. In the election of four directors to serve until the 2006 Annual Shareholders' Meeting, the nominees receiving the highest number of votes will be elected. For all other matters, a majority of votes cast shall decide each matter submitted to the Shareholders at the meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum. Abstentions will be included in vote totals and, as such, will have the same effect on proposals other than the election of directors as a negative vote. Broker non-votes (i.e. the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter), if any, will not be included in vote totals and, as such, will have no effect on any proposal. At the close of business on February 28, 2003, there were approximately 8,382,420 shares of common stock outstanding and eligible to be voted on each matter.

                              CERTAIN SHAREHOLDERS

The Corporation knows of no person or entity that is a beneficial owner of more than 5% of the outstanding common stock of the Corporation as of December 31, 2002.

                         INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP served as the Corporation's independent public accountants for the fiscal year ended December 31, 2002 and is serving in such capacity for the current fiscal year. The Audit Committee makes the appointment of independent public accountants annually. The decision of the Audit Committee is based on both the audit scope and estimated audit fees. Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions of shareholders.


                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

Three classes of directors, two of which are comprised of three directors and one that is comprised of four directors, for a total of ten (10) directors, constitute the full Board of Directors. One class of directors is elected each year for a three-year term.

The four nominees identified below are nominees for election at the Annual Meeting for a three-year term expiring at the 2006 Annual Meeting of Shareholders. All of the nominees and continuing directors are currently directors of the Corporation and Southside Bank (a wholly owned subsidiary).

Unless otherwise instructed, proxies received in response to this solicitation will be voted in favor of the election of the persons nominated by Management for directors of the Corporation. While it is not expected that any of the nominees will be unable to qualify or accept office, if for any reason one or more shall be unable to do so, the proxies will be voted for the substitute nominee(s) selected by the Board of Directors of the Corporation. The address for each of the directors and named executive officers is 1201 South Beckham Avenue, Tyler, Texas 75701.

                                                                                                   SHARES       PERCENT
                                                                                    INITIAL     BENEFICIALLY      OF
NOMINEES FOR DIRECTORS -                                                            ELECTION       OWNED         CLASS
TERMS TO EXPIRE AT THE 2006 ANNUAL MEETING                                          TO BOARD   (12-31-02) (1)  (12-31-02)
------------------------------------------------------------------------------     ----------  --------------  ----------
HERBERT C. BUIE (72) - Mr. Buie has been Chief Executive Officer of Tyler             1988        334,411        4.0%
Packing Corporation, Inc., a meat-processing firm, since 1955. He serves on the                     (2)
Boards of Directors of the University of Texas Health Center, the Development
Board of Directors of the University of Texas - Tyler, the East Texas Regional
Food Bank, the Salvation Army, Tyler Economic Development Council, Texas Chest
Foundation and East Texas Communities Foundation.

ROBBIE N. EDMONSON (70) - Mr. Edmonson is Vice Chairman of the Corporation,           1982        113,635        1.4%
having served in that capacity since 1998. He joined Southside Bank as Vice                         (3)
President in 1968 and currently is Vice Chairman of the Board of Directors of
Southside Bank.

MICHAEL D. GOLLOB (69) - Mr. Gollob is the senior officer and founder of the          1999         72,980          *
certified public accounting firm of Gollob, Morgan, Peddy & Co., P.C. organizing                    (4)
the firm in 1982. He also serves on the Texas Prepaid Higher Education Tuition
Board.

JOE NORTON (66) - Mr. Norton has been the owner of W. D. Norton, Inc., dba            1988        131,639        1.6%
Overhead Door, since 1988. He also owns Norton Equipment Corporation and is a                       (5)
general partner in Norton Leasing Ltd., LLP. Mr. Norton served as President and was a principal shareholder of Norton Companies of Texas, Inc. for 25 years.

DIRECTORS CONTINUING UNTIL THE 2004 ANNUAL MEETING

FRED E. BOSWORTH (84) - Mr. Bosworth was Chairman of the Board of Bosworth &
Associates, Inc., an independent insurance agency, from 1975 until his                1983        124,918        1.5%
retirement in November 1997 and presently serves as Honorary Chairman. He has                       (6)
been associated with the insurance industry in various capacities since 1935.

                                                                                                   SHARES       PERCENT
                                                                                    INITIAL     BENEFICIALLY      OF
                                                                                    ELECTION       OWNED         CLASS
TERMS CONTINUING UNTIL THE 2004 ANNUAL MEETING - CONTINUED                          TO BOARD    (12-31-02)(1)  (12-31-02)
------------------------------------------------------------------------------     ----------- --------------- ----------

B. G. HARTLEY (73) - Mr. Hartley became Chairman of the Board of the Corporation       1982        215,113       2.6%
in 1983, having previously served as President. He is also Chairman of the Board                     (7)
and Chief Executive Officer of Southside Bank, having served as Southside Bank's
Chief Executive Officer since its opening in 1960. He is a current member of the
Administrative Counsel of the American Bankers Association Government Relations
Committee, a former member of the ABA Board of Directors and past Chairman of the ABA National BankPac Committee, a member of the Board of Directors of East
Texas Medical Center Regional Healthcare Systems and past Chairman of Texas
Taxpayers and Research Association. He is also a member of the Development
Boards of the University of Texas at Tyler and the UT Health Center at Tyler,
Trustee of the R. W. Fair Foundation and Chairman of the Texas Bankers General
Agency, Inc., Austin, Texas.

PAUL W. POWELL (69) - Mr. Powell serves as the Dean of the Truett Theological          1999         11,498         *
Seminary at Baylor University. For the past five years he has served on the
Board of Directors of the Robert M. Rogers Foundation and has also served as
Chairman of the Board of Trinity Mother Frances Health System. In addition, he served as Chairman and Chief Executive Officer of the Southern Baptist Annuity
Board and was also pastor of Green Acres Baptist Church, Tyler.

DIRECTORS CONTINUING UNTIL THE 2005 ANNUAL MEETING

ROLLINS CALDWELL (81) - Mr. Caldwell is a private investor who served as               1990         49,816         *
President of Caldwell Welding Supply Corporation for 37 years. He currently is involved in real estate leasing.

SAM DAWSON (55) - Mr. Dawson is President and Secretary of the Corporation,            1997        144,787       1.7%
having served in that capacity since 1998. He joined Southside Bank in 1974 and                      (8)
currently is President and Chief Operating Officer of Southside Bank. He is a
director of East Texas Medical Center Hospital, Cancer Institute and ETMC
Rehabilitation Hospital. He also serves as a director of the Camp Tyler
Foundation and Tyler Junior College Foundation.

WILLIAM SHEEHY (62) - Mr. Sheehy has been a partner in the law firm of Wilson,         1983         56,564         *
Sheehy, Knowles, Robertson and Cornelius since 1971, and a practicing attorney                       (9)
since 1964. Mr. Sheehy serves as Southside Bank's outside general counsel and is a former director of the Texas Association of Bank Counsel.

NAMED EXECUTIVE OFFICERS

JERYL STORY (51) - Mr. Story is Executive Vice President of the Corporation and       N/A          126,847       1.5%
Senior Executive Vice President and a director of Southside Bank. He joined                         (10)
Southside Bank in 1979 and is responsible for all lending functions of the Bank.

LEE GIBSON (46) - Mr. Gibson is Executive Vice President and Chief Financial          N/A           51,202         *
Officer of the Corporation and Southside Bank. He is also a director of                             (11)
Southside Bank. He joined Southside Bank in 1984 and in addition to being the
Chief Financial Officer is responsible for management of the Bank's investment portfolio and asset liability management. He is a member of the Board of
Directors of the Federal Home Loan Bank of Dallas. He also serves on the
Executive Board of the East Texas Area Council of Boy Scouts.

ALL DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS OF THE CORPORATION AND ITS                        1,433,410      17.1%
SUBSIDIARY AS A GROUP (12 PERSONS).

*LESS THAN 1% USING 8,358,811 SHARES AS OF 12-31-02 (TREASURY SHARES EXCLUDED)

         1) Unless otherwise indicated, each person has sole voting and investment power with respect to the shares of common stock set forth opposite his name. In addition, all Incentive Stock Option Plan transactions and all Employee Stock Option Plan transactions are incorporated to reflect activity within 60 days of the record date.

         2) Mr. Buie has sole voting and investment power with respect to 308,779 shares owned individually. Mr. Buie owns 16,645 shares in individual retirement accounts and holds sole voting and investment power in these shares. Also included in the total are 4,889 shares owned by Mr. Buie's wife, 2,140 shares owned by Mrs. Buie as trustee for their son and 1,958 shares owned by Mrs. Buie as trustee for their daughter. Mr. Buie disclaims beneficial ownership of these 8,987 shares.

         3) Mr. Edmonson holds sole voting and investment power with respect to 46,863 shares and holds voting power, but not investment power, with respect to 8,964 shares, owned in the Corporation's ESOP Plan, in which he is 100% vested. Also included in the total are 57,808 shares subject to incentive stock options that are exercisable within 60 days of the record date.

         4) Mr. Gollob holds sole voting and investment power with respect to 57,618 shares owned individually. Mr. Gollob also owns 14,800 shares in an individual retirement account and holds sole voting and investment power in these shares. His wife has 562 shares in an individual retirement account and Mr. Gollob disclaims beneficial interest in these shares, which are included in the total.

         5) Mr. Norton has sole voting and investment power with respect to 128,811 shares and is custodian for his daughter for 2,828 shares, of which he disclaims all beneficial interest.

         6) Mr. Bosworth owns 62,460 shares, individually, and holds a life estate in 62,458 shares.

         7) Mr. Hartley has sole voting and investment power with respect to 73,628 shares. He also holds sole voting power, but not investment power, with respect to 12,020 shares owned in the Corporation's ESOP Plan, in which he is 100% vested. Also included in the total are 15,428 shares owned by Mr. Hartley's wife (2,115 of those shares are owned in the Corporation's ESOP Plan) all of which Mr. Hartley disclaims beneficial interest. Mr. Hartley has 114,037 shares subject to incentive stock options that are exercisable within 60 days of the record date.

         8) Mr. Dawson holds sole voting and investment power with respect to 35,151 shares and holds sole voting power, but not investment power, with respect to 6,592 shares owned in the Corporation's ESOP Plan, in which he is 100% vested. Also included in the total are 101,390 shares subject to incentive stock options that are exercisable within 60 days of the record date. Mr. Dawson's wife owns 1,654 shares, of which he disclaims all beneficial interest, but these shares are included in the total.

         9) Mr. Sheehy has sole voting and investment power with respect to 47,570 shares owned individually. Mr. Sheehy also owns 8,994 shares in an individual retirement account and holds sole voting and investment power in these shares.

         10) Mr. Story owns 27,991 shares and holds sole voting and investment power for these shares. In addition he holds joint voting and investment power with his wife with respect to 390 shares and sole voting, but not investment power, with respect to 6,689 shares owned in the Corporation's ESOP plan, in which he is 100% vested. Also included in the total are 91,777 shares subject to incentive stock options that are exercisable within 60 days of the record date.

         11) Mr. Gibson holds sole voting power, but not investment power, with respect to 6,040 shares owned in the Corporation's ESOP plan, in which he is 100% vested. In addition he holds 95 shares as custodian for his daughter, 70 shares as custodian for his son and one son owns 70 shares individually. Mr. Gibson disclaims all beneficial interest in these 235 shares. Also included in the total are 44,927 shares subject to incentive stock options that are exercisable within 60 days of the record date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.


                              CORPORATE GOVERNANCE

The Board of Directors of the Corporation met sixteen times during the fiscal year. All directors were present for at least 75% of the meetings of the Board. Mr. Hartley was not present at 75% of the Investment/Asset-Liability or Trust Committee meetings of Southside Bank. Each director of the Corporation also serves as a director of Southside Bank.

The Board of Directors of the Corporation has only two standing committees (the Incentive Stock Option Committee and the Audit Committee), but its wholly owned subsidiary, Southside Bank, has several standing committees to assist the Board of Directors of Southside Bank and the Corporation in the discharge of their respective responsibilities. The Corporation has no nominating committee. The purpose and composition of these committees with respect to persons who are directors of the Corporation and Southside Bank are as follows:

AUDIT COMMITTEE OF SOUTHSIDE BANCSHARES, INC.

The Audit Committee of Southside Bancshares, Inc. is responsible for oversight of Management's financial reporting, including oversight of financial reports and other financial information provided by the Corporation to governmental or regulatory agencies. The committee also monitors the internal audit function, internal accounting procedures and assures compliance with all appropriate statutes. The committee consists of Messrs. Buie, Gollob and Norton. Mr. Paul Powell was appointed to the Committee in January 2003. All serve as non-employee directors and are considered independent under the rules of the Nasdaq Stock Market. Mr. Gollob, a certified public accountant and a senior officer of Gollob, Morgan, Peddy & Co., P.C., serves as chairman of the Audit Committee. The committee met twelve times in 2002.

The Board of Directors has adopted a formal written "Charter" which outlines the purpose of the Audit Committee, delineates the membership requirements and addresses the key responsibilities of the committee (see below).

                           SOUTHSIDE BANCSHARES, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                         CHARTER ADOPTED JANUARY 9, 2003

PURPOSE

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee Management's conduct of the Corporation's financial reporting process, including overviewing the financial reports and other financial information provided by the Corporation to any governmental or regulatory body, the public or other users thereof; the Corporation's systems of internal accounting and financial controls; and the annual independent audit of the Corporation's financial statements and the Corporation's legal compliance and ethics programs as established by Management and the Board.

In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Corporation and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Audit Committee are in place to represent the Corporation's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Audit Committee.

The Audit Committee shall review the adequacy of this Charter on an annual basis.

AUTHORITY

The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

         o Retain outside counsel, accountants or others to advise the committee or assist in the conduct of an investigation.

         o Seek any required information from employees who are directed to cooperate with the committee's requests and/or requests from authorized external parties.

         o Meet with officers of the Corporation, external auditors or outside counsel, as necessary.

MEMBERSHIP

The Audit Committee shall be comprised of not less than three non-employee Board members and meet the listing rules of Nasdaq. The committee members shall:

         o Maintain no relationships with the Corporation that would interfere with their independence from Management or the Corporation.

         o        Be financially literate upon appointment to the Audit
                  Committee.

         o Have at least one member with accounting or related financial management expertise.

MEETINGS

The committee will meet at least ten times per year, with authority to convene additional meetings, as required. All committee members are expected to attend each meeting. The committee will invite members of Management, auditors or others to attend meetings and provide pertinent information as necessary. It should hold private meetings with auditors and hold executive sessions. Briefing materials will be provided to members in advance and minutes will be kept.

KEY RESPONSIBILITIES

The Audit Committee's job is one of oversight and it recognizes that the Corporation's management is responsible for preparing the Corporation's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Audit Committee recognizes that financial management (including the internal audit staff as well as the outside auditors) has more time, knowledge and more detailed information about the Corporation than do Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Audit Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Audit Committee may diverge from this guide as appropriate.

FINANCIAL STATEMENTS

         o Review with Management, and the outside auditors, the audited financial statements that are to be included in the Corporation's Annual Report on Form 10-K; review and consider with the outside auditors the matters required to be discussed by Statement of Audit Standards No. 61.

         o As a whole, or through the Audit Committee Chair, the Audit Committee shall review with the outside auditors, the Corporation's interim financial results to be included in the Corporation's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61. This review will occur prior to the Corporation's filing of the Form 10-Q.

INTERNAL CONTROL

         o Consider the effectiveness of the Corporation's internal control over annual and interim financial reporting, including information-technology security and control.

         o Understand the scope of internal and external auditors' review of internal control over financial reporting and obtain reports on significant findings and recommendations, together with Management's responses.

INTERNAL AUDIT

         o Review with Management and the Internal Audit Director: the Charter, plans, activities, staffing and organizational structure of the internal audit function.

         o        Ensure there are no unjustified restrictions or limitations;
                  review and concur in the appointment, replacement or dismissal of the Internal Audit Director.

         o Review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

         o On a regular basis, meet separately with the Director of Internal Audit to discuss any matters that the committee or internal audit believes should be discussed privately.

EXTERNAL AUDIT

         o Review the external auditor's proposed audit scope and approach, including coordination with internal audit.

         o Review the performance of the external auditors. The Audit Committee, subject to any action that may be taken by the Board of Directors, shall have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor.

         o Review and confirm the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors and the Corporation, including non-audit services, and discussing the relationships with the auditors.

         o At least annually, the Audit Committee shall meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.

         o Approve, in advance, any permissible non-audit services by the external auditor.

COMPLIANCE

         o Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of Management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

         o Review the findings of any examinations by regulatory agencies, and any auditor observations.

         o Review the process for communicating the Code of Conduct to Corporation personnel, and for monitoring compliance.

         o Obtain regular updates from Management and legal counsel of the Corporation regarding compliance matters.

REPORTING RESPONSIBILITIES

         o Regularly report to the Board of Directors regarding committee activities, issues and related recommendations.

         o Provide an open avenue of communication between internal audit, the external auditors and the Board of Directors.

         o Report annually to the shareholders, describing the committee's composition, responsibilities and how they were discharged, and any other information required by the rule.

         o Review reports the Corporation issues relating to committee responsibilities.

OTHER RESPONSIBILITIES

         o Establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters. Additionally, the Audit Committee is required to ensure that complaints are treated confidentially and anonymously.

         o Perform other activities related to this Charter as requested by the Board of Directors.

         o        Institute and oversee special investigations as needed.

         o Review and assess the adequacy of the Committee Charter annually, requesting Board of Directors' approval for proposed changes.

         o Confirm annually that all responsibilities outlined in this Charter have been carried out.

         o Evaluate the performance on a regular basis of individual members and the Audit Committee as a whole.

----------

The following report of the Audit Committee, with respect to the Corporation's audited financial statements for the fiscal year ended December 31, 2002, includes: consolidated balance sheets of the Corporation as of December 31, 2002 and 2001; the related consolidated statements of operations; stockholders' equity; cash flows for each of the three years in the periods ended December 31, 2002, 2001 and 2000 and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed with the SEC," nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Corporation specifically incorporates it by reference in such filing.

REVIEW WITH MANAGEMENT

The Audit Committee has reviewed and discussed the Corporation's audited financial statements with Management.

REVIEWS AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS

The Audit Committee held twelve meetings in conjunction with the Board during the Corporation's fiscal year ended December 31, 2002. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Corporation's independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) that includes, among other items, matters related to the conduct of the audit of the Corporation's financial statements.

The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independent Standards Board Standard No. 1 (that relates to the accountant's independence from the Corporation and its related entities) and has discussed with PricewaterhouseCoopers LLP their independence from the Corporation. Based on the above, the Audit Committee recommended that the Board include the financial statements in the Form 10-K.

AUDIT FEES

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for auditing Southside Bancshares, Inc. annual financial statements for the fiscal year ended December 31, 2002 and for reviewing financial statements included in Southside Bancshares, Inc. quarterly reports on Form 10-Q for that fiscal year were $120,533.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

PricewaterhouseCoopers LLP billed no fees for professional services rendered to the Corporation for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Corporation other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2002 were $14,820.

The Audit Committee did consider the effect of the fees listed under the headings "Financial Information Service Design and Implementation Fees" and "All Other Fees" on the auditors' independence.

          SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                           SOUTHSIDE BANCSHARES, INC.

          Michael Gollob, CPA                         Paul W. Powell
                Chairman

              Herbert Buie                              Joe Norton

INCENTIVE STOCK OPTION COMMITTEE OF SOUTHSIDE BANCSHARES, INC.

The Incentive Stock Option Committee is responsible for administering the Southside Bancshares, Inc. 1993 Incentive Stock Option Plan. The Incentive Stock Option Committee consists solely of non-employee directors of the Corporation and includes Messrs. Bosworth, Buie and Norton. The Incentive Stock Option Committee did not formally meet in 2002.

EXECUTIVE COMMITTEE OF SOUTHSIDE BANK

The Executive Committee is authorized to act on behalf of the Board of Directors of Southside Bank between scheduled meetings of the Board, subject to certain limitations. The committee is comprised of Messrs. Bosworth, Buie, Caldwell, Gollob, Norton, Powell and Sheehy, who are directors of Southside Bank and directors of the Corporation, but are not officers or employees of either Southside Bank or the Corporation. Also serving are Messrs. Hartley (Chairman), Edmonson and Dawson who are directors and officers of the Corporation and Southside Bank and Messrs. Story and Gibson who are officers of the Corporation and Southside Bank and directors of Southside Bank. The Executive Committee of Southside Bank meets weekly to discharge its responsibilities and met 51 times in 2002.

In addition, the members of the Executive Committee comprise the Loan/Discount Committee of Southside Bank. It is their responsibility to monitor credit quality and review extensions of credit. The Loan/Discount Committee of Southside Bank meets weekly and met 51 times in 2002.

TRUST COMMITTEE OF SOUTHSIDE BANK

The Trust Committee of Southside Bank is responsible for the oversight of the operations and activities of the Trust Department. Messrs. Bosworth, Edmonson, Gollob, Hartley and Dawson (Chairman), directors of the Corporation and Southside Bank, serve on this committee. Mr. Richard Babb is a director of Southside Bank and serves as a member of the Trust Committee. Jeryl Story and Lee Gibson, officers of the Corporation and Southside Bank and directors of Southside Bank, serve as members of the Trust Committee. Kathy Hayden, Titus Jones and Cayla Washburn, officers of Southside Bank, also serve on this committee. Messrs. Babb, Bosworth and Gollob are not officers or employees of the Corporation or Southside Bank. The Trust Committee meets monthly and met eleven times in 2002.

AUDIT-COMPLIANCE/ELECTRONIC DATA PROCESSING COMMITTEE OF SOUTHSIDE BANK

The Audit-Compliance/Electronic Data Processing Committee of Southside Bank is responsible for monitoring the internal audit functions, internal accounting procedures and controls and for ensuring compliance with all appropriate statutes. The Audit-Compliance/Electronic Data Processing Committee is comprised solely of directors of Southside Bank who are not officers or employees. Those directors are Messrs. Alton Cade, Jr., Michael Gollob (Chairman), and James R. Hicks. The Audit-Compliance/Electronic Data Processing Committee met twelve times in 2002.

INVESTMENT/ASSET-LIABILITY COMMITTEE OF SOUTHSIDE BANK

The Investment/Asset Liability Committee is responsible for reviewing Southside Bank's overall funding mix, asset-liability management policies and investment policies. The members of the Committee are Messrs. Buie, Norton and Powell who are directors of the Corporation and Southside Bank, and Hoyt N. Berryman, Jr. who is a director of Southside Bank. None of the foregoing individuals are officers or employees of the Corporation or Southside Bank. Messrs. Hartley, Edmonson, Dawson, Gibson (Chairman) and Story, directors and officers of Southside Bank, serve on the committee with George Hall, Titus Jones, Brian McCabe, Lonny Uzzell, Andy Wall and Cayla Washburn, each officers of Southside Bank. The Investment/Asset-Liability Committee met twelve times in 2002.

COMPENSATION COMMITTEE OF SOUTHSIDE BANK

The committee conducts an annual review of compensation of the executive officers and develops incentive compensation programs when appropriate. The committee also reviews and develops recommendations for director compensation, including committee service fees.

The Compensation Committee consists of Messrs. Buie (Chairman), Bosworth, Hartley, Norton and Powell (Vice Chairman). All committee members, except Mr. Hartley, are non-employee directors of the Corporation and Southside Bank. Mr. Hartley, an executive officer of the Corporation, abstains from voting in all matters that relate directly to his compensation package. The committee met three times in 2002.

DIRECTOR COMPENSATION

The Corporation compensates its non-employee directors $500 per month and in 2002 paid non-employee directors a special bonus of $5,000 each. Non-employee directors of Southside Bank are paid $200 to $500 for committee service, $500 for board meetings and an annual retainer of $1,000. Officers of the Corporation, who are also directors of Southside Bank, are paid only for monthly board meetings and an annual retainer of $1,000. These payments have equaled $7,500 for the last three fiscal years. Each director of the Corporation is also a director of Southside Bank.

EXECUTIVE COMPENSATION

The following information is furnished for the last three fiscal years ended December 31, with respect to the chief executive officer and highest paid named executive officers receiving at least $100,000 in compensation. The Corporation does not pay its executive officers a salary; therefore, this information relates to compensation paid by Southside Bank. The named executive officers have not received awards of restricted stock or securities underlying stock options or stock appreciation rights or payouts under long term incentive plans during 2002, 2001 or 2000.


                           SUMMARY COMPENSATION TABLE

                                                      ANNUAL COMPENSATION
                                           -------------------------------------------
                                                                                          ALL OTHER
                                              SALARY                    OTHER ANNUAL    COMPENSATIONS
NAME AND PRINCIPAL POSITION      YEAR          (1)           BONUS      COMPENSATION      (2)(3)(4)*
---------------------------- ------------- ------------- -------------- -------------- -----------------

B. G. HARTLEY -                  2002          $275,000       $ 90,000        --               $ 61,478
Chairman of the Board of         2001           250,000        103,750        --                 61,478
the Corporation; Chairman        2000           200,000         70,000        --                 61,478
of the Board and Chief
Executive Officer of
Southside Bank

SAM DAWSON - President and       2002          $173,250       $ 77,325        --               $  7,500
Secretary of the                 2001           165,000         70,625        --                  7,500
Corporation; President,          2000           150,000         53,750        --                  7,500
Chief Operating Officer
and Director of Southside
Bank

JERYL STORY -                    2002          $156,000       $ 75,600        --               $  7,500
Executive Vice President         2001           148,500         68,563        --                  7,500
of the Corporation, Senior       2000           135,000         51,875        --                  7,500
Executive Vice President
and Director of Southside
Bank

LEE GIBSON, CPA -                2002          $150,200       $ 75,020        --               $  7,500
Executive Vice President         2001           143,000         67,875        --                  7,500
of the Corporation;              2000           130,000         66,250        --                  7,500
Executive Vice President
and Director of Southside
Bank


*Each executive officer that is also a director of Southside Bank received director fees from the Bank in 2002, 2001 and 2000 of $7,500 each year.

(1) Includes amounts deferred at the officer's election pursuant to the Corporation's 401(k) Plan.

(2) The Corporation did not grant any stock appreciation rights in fiscal 2002.

(3) Includes amounts paid under the Corporation's Retirement Benefit Restoration Plan.

(4) Southside Bank has a deferred compensation agreement with certain executive officers that provides for payment of an amount over a specific period of years. If the officer leaves the Bank's employ or is terminated with good cause by the Board of Directors of Southside Bank, no benefits are payable under the plan, unless change of control provisions are triggered. If a change of control does occur, the definition of "good reason" changes to the same as retirement and benefits are effectuated immediately. The deferred compensation agreements are as follows: Mr. Hartley - $467,000 payable at inception, $1,081,000 payable over 15 years; Mr. Dawson - $500,000 payable over 10 years; and Mr. Story and Mr. Gibson each $400,000 payable over 10 years. The present value of the future benefits assuming a discount rate of 7.25% is as follows: B. G. Hartley $1,172,000; Sam Dawson $121,000; Jeryl Story $65,000, and Lee Gibson $42,000.

REPORT ON EXECUTIVE COMPENSATION

GENERAL

The purpose of this report is to provide insight into the practice and philosophy of the Board of Directors in establishing the compensation for the Executive Officers of the Corporation and to elaborate on the relationship between corporate performance and executive compensation.

Executive Officer salary levels reflect an individual's responsibilities and experience and the Compensation Committee's view of competitive marketplace conditions. Compensation levels for executives are established after considering measures including, but not limited to, financial performance of the Corporation and the Bank and labor market conditions. The committee also reviewed the SNL Peer Group Compensation Report, compensation of executive officers of publicly traded Texas banks (compiled by Management) and the Texas Bankers Association Salary Survey for Banks in East Texas, the Dallas/Fort Worth Metroplex and the State. Furthermore, qualitative factors such as commitment, leadership, teamwork and community involvement are considered in compensation deliberations.

In the final analysis, compensation adjustments are based on a broad spectrum of factors rather than one or two specific performance goals. The Compensation Committee recognizes the importance of aligning the shareholders' interest and executive compensation.

CHIEF EXECUTIVE OFFICER COMPENSATION

The Compensation Committee, when reviewing the compensation of the Chief Executive Officer, evaluates the factors mentioned above including initiation and implementation of successful business strategies, maintenance of an effective management team as well as various personal qualities including leadership, commitment, and professional and community standing.

After reviewing the Corporation's financial results in the context of comparison to corporate peers, as well as his individual contributions, the Compensation Committee concluded that the Chief Executive Officer, B. G. Hartley, performed with skill and dedication during 2002. The year was marked by record-breaking performances on several levels and Mr. Hartley deserves a large measure of the credit for these accomplishments. Finally, the Compensation Committee believes that Mr. Hartley has set the stage for the continued success of the Bank by leading a seasoned executive staff that has displayed skill in guiding the Bank through an ever-changing financial services market in East Texas.


            SUBMITTED BY THE COMPENSATION COMMITTEE OF SOUTHSIDE BANK


         Herbert Buie,                   Paul Powell,                 Fred Bosworth                   Joe Norton
           Chairman                     Vice Chairman

                           SOUTHSIDE BANCSHARES, INC.

                              (PERFORMANCE GRAPH)

Index                                      05/07/98     12/31/98     12/31/99     12/31/00     12/31/01     12/31/02
---------------------------------------   ----------   ----------   ----------   ----------   ----------   ----------
Southside Bancshares, Inc. Common Stock   $   100.00   $    78.71   $    80.07   $    79.38   $   125.97   $   159.55

Dow Jones Total Market Index                  100.00       125.00       153.00       139.00       122.00        94.00

Southside Bancshares, Inc. Peer Group*        100.00        88.97        89.83       135.77       128.89       147.13

Dow Jones Bank Index                          100.00       106.00        93.00       110.00       109.00       104.00


*Southside Bancshares, Inc. Peer Group contains the following Texas banks:
Cullen/Frost Bancshares Inc., First Financial Bankshares, Inc., Guaranty Bancshares, Inc., International Bancshares Corporation, MetroCorp Bancshares,

Inc., Prosperity Bancshares, Inc., Southwest Bancorporation of Texas, Sterling Bancshares, Inc., Summit Bancshares, Inc., and Texas Regional Bancshares, Inc. (Data prepared by SNL Financial LC.)

                        1993 INCENTIVE STOCK OPTION PLAN

The purpose of the following table is to report grants of stock options to the Executive Officers named in the Summary Compensation Table during 2002. No stock appreciation rights have been granted. There were no stock options granted in 2002 and 2001; however, stock options were granted in 2000 under the 1993 Incentive Stock Option Plan.

THE FOLLOWING TABLE DISCLOSES FOR EACH OF THE EXECUTIVE OFFICERS NAMED IN THE SUMMARY COMPENSATION TABLE THE VALUES OF THEIR OPTIONS AT DECEMBER 31, 2002.


       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                  OPTION VALUES


                                                 NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                               OPTIONS AT DEC. 31, 2002          DEC. 31, 2002 (1)
                                              ---------------------------   ---------------------------
                   SHARES
                 ACQUIRED ON       VALUE        EXERCIS-      UNEXERCIS-      EXERCIS-      UNEXERCIS-
    NAME          EXERCISE      REALIZED (2)      ABLE           ABLE           ABLE           ABLE
-------------   ------------   ------------   ------------   ------------   ------------   ------------
B. G. HARTLEY              0   $          0        114,037         32,286   $  1,087,618   $    257,203
SAM DAWSON                 0   $          0        101,390         25,340        951,059        200,871
JERYL STORY            7,394   $     84,218         91,777         25,340        837,905        200,871
LEE GIBSON            12,600   $    104,094         44,927         25,340        363,974        200,871

(1) The dollar value is calculated by determining the difference between the fair market value of a share of common stock as of December 31, 2002, which was $14.81 per share, and the exercise price of the option.

(2) The "value realized" represents the difference between the exercise price of the option shares and the market price of the option shares on the date the option was exercised, without tax considerations.


                         DEFINED BENEFIT RETIREMENT PLAN

The Corporation has a retirement plan for eligible employees of the Corporation and Southside Bank that is designed to comply with the requirements of the Employee Retirement Income Security Act of 1974, the entire cost of which is provided by Corporation contributions. Compensation covered by the plan includes all cash and cash equivalent forms, including bonuses, reported for federal income tax purposes [including compensation deferred under IRC 401(K)].

The following table shows the anticipated annual benefit, based on assumptions and may vary from the actual amounts shown, computed on a ten-year certain and life basis, payable upon the normal retirement as of December 31, 2002, of a vested Executive Officer of the Corporation at age 65 after 15, 20, 25, 30, 35 or 40 years of credited service at specified annual compensation levels.



    FINAL 60 MONTHS AVERAGE                          YEARS OF CREDITED SERVICE AT RETIREMENT
-------------------------------- ---------------------------------------------------------------------------------
      ANNUAL COMPENSATION              15           20            25            30             35           40
-------------------------------- ------------ ------------ ------------- -------------- ------------- ------------
            $125,000                $ 44,793     $ 59,724      $ 68,405       $ 77,086      $ 85,767     $ 92,017
             175,000                  64,293       85,724        98,405        111,086       123,767      132,517
             225,000                  83,793      111,724       128,405        145,086       161,767      173,017
             300,000                 113,043      150,724       173,405        196,086       218,767      233,767
             500,000                 191,043      254,724       293,405        332,086       370,767      395,767
             550,000                 210,543      280,724       323,405        366,086       408,767      436,267

NOTE: Benefits under the employer's qualified plan, Retirement Plan for Subsidiaries of Southside Bancshares, Inc., are subject to the maximum annual benefit limitation during 2003 under Section 415 of the Internal Revenue Code
(IRC) of $160,000. In addition, compensation that can be considered by the plan is limited during 2003 to $200,000, as provided by Section 401(a)(17) of the IRC. These IRC limitations are subject to annual cost-of-living adjustments.

The employer has adopted a non-qualified plan which pays to the employee any amounts restricted by the IRC. Hence, the benefits shown represent the total amount the employee would receive from both plans and are not subject to any deduction for Social Security benefits or other offset amounts. Mr. Hartley received benefits of $152,035 from the Defined Benefit Plan and $53,978 from the Restoration Plan in 2002.

The years of credited service under the plan as of December 31, 2002 for each person named in the current compensation table are as follows: Hartley - 42 years (39 years at age 70); Dawson - 28 years (38 years at age 65); Story - 23 years (37 years at age 65) and Gibson - 18 years (37 years at age 65).


                      EQUITY COMPENSATION PLAN INFORMATION

                                            (a)                           (b)                          (c)
                                ----------------------------- ---------------------------- -----------------------------
                                                                                               NUMBER OF SECURITIES
                                                                                             REMAINING AVAILABLE FOR
                                 NUMBER OF SECURITIES TO BE    WEIGHTED-AVERAGE EXERCISE      FUTURE ISSUANCE UNDER
                                  ISSUED UPON EXERCISE OF        PRICE OF OUTSTANDING       EQUITY COMPENSATION PLANS
                                    OUTSTANDING OPTIONS,         OPTIONS, WARRANTS AND        (EXCLUDING SECURITIES
        PLAN CATEGORY               WARRANTS AND RIGHTS                 RIGHTS               REFLECTED IN COLUMN (a)
------------------------------- ----------------------------- ---------------------------- -----------------------------
  EQUITY COMPENSATION PLANS
 APPROVED BY SECURITY HOLDERS            1,049,750                      $ 6.29                        23,531



              TRANSACTIONS WITH DIRECTORS, OFFICERS AND ASSOCIATES

Certain of the executive officers and directors of the Corporation (and their associates) have been customers of Southside Bank and have been granted loans in the ordinary course of business. All loans or other extensions of credit made by Southside Bank to executive officers and directors of the Corporation and Southside Bank were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collection or present unfavorable features. The Corporation expects similar transactions to occur with its executive officers and directors as well as directors and officers of Southside Bank. In addition, the spouse and daughter of B. G. Hartley are employed by Southside Bank and received compensation of $80,867 and $96,875, respectively in 2002. The law firm of Wilson, Sheehy, Knowles, Robertson and Cornelius, of which Director William Sheehy is a partner, has provided legal services to the Corporation and Southside Bank for many years and continues to do so during the current fiscal year. The Corporation and Southside Bank paid the law firm $201,659 for services rendered in calendar year 2002 some of which was reimbursed by Bank customers. The Corporation and Southside Bank also paid Bosworth and Associates, of which Director Fred Bosworth was Chairman of the Board until his retirement in 1997 and is presently Honorary Chairman, $116,763 for insurance services rendered in calendar year 2002.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on a review of copies of Section 16(a) forms received from executive officers and directors, the Corporation believes that, during the last fiscal year, all filing requirements under Section 16(a) applicable to its officers and directors were timely met. The Corporation knows of no person or entity that is the beneficial owner of more than 10% of the outstanding common stock of the Corporation.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of Southside Bank determines the compensation recommendations for the Executive Officers of Southside Bank. The Board of Directors of Southside Bank considers the recommendations of the Compensation Committee and approves the compensation of the Executive Officers.

The Board of Directors of Southside Bank is comprised of all of the directors of the Corporation including Messrs. Hartley, Edmonson and Dawson (who are each Executive Officers of Southside Bank and the Corporation) and Jeryl Story and Lee Gibson (who are each Executive Officers of Southside Bank and the Corporation and directors of Southside Bank).

For information concerning transactions by the Corporation and Southside Bank with certain members of the Board of Directors of Southside Bank, please see "Transactions with Directors, Officers and Associates."

                          ANNUAL REPORT TO SHAREHOLDERS

The Corporation's Annual Report on Form 10-K, as integrated into the Annual Report to Shareholders for the fiscal year ended December 31, 2002, accompanies this Proxy Statement. The Annual Report does not constitute outside solicitation materials. Additional copies of Form 10-K are available at no expense; exhibits to Form 10-K are available for a copying expense to any shareholder by sending a written request to the Secretary of the Corporation, Post Office Box 8444, Tyler, Texas 75711. The Corporation's public filings with the Securities and Exchange Commission may also be obtained free at the Corporation's website, www.southside.com.

                             SHAREHOLDER'S PROPOSALS

Any shareholder of common stock wishing to have a proposal considered for inclusion in the Board of Directors' proxy solicitation materials for the 2004 Annual Meeting must, in addition to other applicable requirements, set forth their proposal in writing and file it with the Secretary of the Corporation on or before November 19, 2003. The Board of Directors will review any proposals received by that date and will determine whether applicable requirements have been met for including the proposal in the 2004 proxy solicitation materials. Any shareholder wishing to have a proposal considered for the 2004 Annual Meeting, but who does not submit the proposal for inclusion in the Board of Directors' proxy, must submit the proposal as set forth above on or before February 2, 2004. If the proposal is not received by that date, the persons named as proxies in the proxy solicitation materials will use their discretion in voting the proxies when those matters are raised at the meeting.

                                     GENERAL

The Board of Directors knows of no other business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the shareholders arise, the persons designated as Proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a shareholder specifies a different choice on the proxy, those shares of common stock will be voted in accordance with the specification so made.







                                                    /s/ B. G. HARTLEY
                                              ----------------------------------
                                                        B. G. HARTLEY
                                                    CHAIRMAN OF THE BOARD


Tyler, Texas
March 18, 2003


                                                                     000000 0000000000 0  0000
SOUTHSIDE BANCSHARES INC.
                                                                     000000000.000 ext
                                                                     000000000.000 ext
                                                                     000000000.000 ext
MR A SAMPLE                                                          000000000.000 ext
DESIGNATION (IF ANY)                                                 000000000.000 ext
ADD 1                                                                000000000.000 ext
ADD 2                                                                000000000.000 ext
ADD 3
ADD 4                                                                HOLDER ACCOUNT NUMBER
ADD 5
ADD 6                                                                C 1234567890          J N T

[BAR CODE]
                                                                     [BAR CODE]

                                                                     [ ] Mark this box with an X if you have made
                                                                         changes to your name or address details above.

-----------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
-----------------------------------------------------------------------------------------------------------------------

A   ELECTION OF DIRECTORS
1. The Board of Directors recommends a vote FOR the listed nominees.

                                FOR    WITHHOLD

01 - Herbert C. Buie            [ ]      [ ]
02 - Robbie N. Edmonson         [ ]      [ ]
03 - Michael D. Gollob          [ ]      [ ]
04 - Joe Norton                 [ ]      [ ]



B  ISSUE
                                                  FOR AGAINST ABSTAIN

2. Approval of such other business as may         [ ]   [ ]     [ ]
   come before the meeting or any adjournments
   thereof.




C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE: IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE
MATTERS SPECIFICALLY REFERRED TO ABOVE.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

Note: Please sign EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

           Signature 1 -                                       Signature 2 -
Please keep signature within the box               Please keep signature within the box                 Date (mm/dd/yyyy)
[                                  ]               [                                  ]                 [     /    /    ]



                                          1 U P X         H H H         P P P P          001683

PROXY - SOUTHSIDE BANCSHARES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.

HELD AT WILLOW BROOK COUNTRY CLUB, 3205 WEST ERWIN STREET, TYLER, TEXAS. PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING - APRIL 17, 2003.

Fred E. Bosworth, B. G. Hartley and Paul W. Powell, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Southside Bancshares, Inc. to be held on April 17, 2003, or at any postponement or adjournment thereof.

The shareholder will vote shares represented by this proxy. If no such directions are indicated, the Proxies will have authority to vote FOR Herbert C. Buie, FOR Robbie N. Edmonson, FOR Michael D. Gollob and FOR Joe Norton; FOR Item 2 - Transaction of other business that may properly come before the meeting or any adjournments.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

If more than one of the proxies above shall be present in person or by substitute at the meeting or any adjournment hereof, the majority of said proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

(Continued and to be voted on reverse side.)